UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2024

APPLE iSPORTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32389	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spectrum Center, Suite 900 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 247-4210

(Former name or former address, if changed since the last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On November 26, 2024, the Company received a resignation letter from Stephano Slack LLC (“Former Auditor”) with an effective date of November 21, 2024 whereby the Former Auditor resigned from its role as independent registered public accounting firm for Apple iSports Group, Inc. (the “Company”).

The Former Auditor was appointed by the Company on October 1, 2024. The Former Auditor did not provide reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022.

During the period from October 1, 2024 through November 26, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Former Auditor’s satisfaction, would have caused Former Auditor to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Auditor with a copy of the above disclosures and requested the Former Auditor furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of their letter dated December 3, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No. Description of Exhibit

16.1	Letter from Stephano Slack LLC addressed to the Securities and Exchange Commission dated December 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple iSports Group, Inc. (Registrant)

Date: December 3, 2024	By:	/s/ Joe Martinez
Joe Martinez Chief Executive Officer

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